EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and/or directors of Techdyne, Inc., a Florida corporation (the "Company"), hereby appoints Barry J. Pardon and David
L. Watts as his or her true and lawful attorneys-in-fact, or either one of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 27, 2003.

          Signature                                             Title
          ---------                                             -----
/s/ Samuel Russell                         Chairman of the Board of Directors and Chief
------------------------------------       Executive Officer
Samuel Russell

/s/ Barry J. Pardon                        President and Director
------------------------------------       (principal executive officer)
Barry J. Pardon

/s/ John Ian Durie                         Vice President - Finance and Director
------------------------------------
John Ian Durie

/s/ David L. Watts                         Chief Financial Officer and Secretary
------------------------------------       (principal financial and principal accounting officer)
David L. Watts

/s/ James A Clark                          Director
------------------------------------
James A. Clark

/s/ Christina Margaret Janet Russell       Director
------------------------------------
Christina Margaret Janet Russell

/s/ Thomas Foggo                           Director
------------------------------------
Thomas Foggo

/s/ Kenneth Greenhalgh                     Director
------------------------------------
Kenneth Greenhalgh